                                                                   EXHIBIT 10.37

                              UGI UTILITIES, INC.
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                                 DAVID W. TREGO

David W. Trego is President and Chief Executive Officer of UGI Utilities, Inc. Mr. Trego has an oral agreement with UGI Utilities, Inc. for "at will" employment which includes the following:

Mr. Trego:

1. is entitled to an annual base salary, which for fiscal year 2006 is $277,100;

2. participates in UGI Utilities, Inc.'s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in UGI Corporation's long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of UGI Utilities, Inc. or UGI Corporation;

5. participates in UGI Corporation's benefit plans, including the Senior Executive Employee Severance Pay Plan and the Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and club memberships.

                                                                   EXHIBIT 10.37

                              UGI UTILITIES, INC.
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                                 JOHN C. BARNEY

John C. Barney is Senior Vice President - Finance and Chief Financial Officer, Assistant Secretary and Treasurer of UGI Utilities, Inc. Mr. Barney has an oral agreement with UGI Utilities, Inc. for "at will" employment which includes the following:

Mr. Barney:

1. is entitled to an annual base salary, which for fiscal year 2006 is $211,138;

2. participates in UGI Utilities, Inc.'s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in UGI Corporation's long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of UGI Utilities, Inc. or UGI Corporation;

5. participates in UGI Corporation's benefit plans, including the Senior Executive Employee Severance Pay Plan and the Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and club memberships.

                                                                   EXHIBIT 10.37

                              UGI UTILITIES, INC.
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                                ROBERT H. KNAUSS

Robert H. Knauss is Vice President, General Counsel and Assistant Secretary of UGI Utilities, Inc., a wholly owned subsidiary of UGI Corporation. Mr. Knauss is employed by UGI Corporation and has an oral agreement with UGI Corporation for "at will" employment which includes the following:

Mr. Knauss:

1. is entitled to an annual base salary, which for fiscal year 2006 is $275,195;

2. participates in UGI Corporation's annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in UGI Corporation's long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation;

5. participates in UGI Corporation's benefit plans, including the Senior Executive Employee Severance Pay Plan and the Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and airline club membership.